ADDENDUM VI
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

MANAGER:          AirGate  PCS,  Inc.

SERVICE  AREA:          Anderson,  SC  BTA
               Asheville-Henderson,  NC  BTA
               Augusta,  GA  BTA
               Charleston,  SC  BTA
               Columbia,  SC  BTA
               Florence,  SC  BTA
               Goldsboro-Kinston,  NC  BTA
               Greenville-Washington,  NC  BTA
               Greenville-Spartanburg,  SC  BTA
               Greenwood,  SC  BTA
               Hickory-Lenoir-Morgantown,  NC  BTA
               Jacksonville,  NC  BTA
               Myrtle  Beach,  SC  BTA
               New  Bern,  NC  BTA
               Orangeburg,  SC  BTA
               Roanoke  Rapids,  NC  BTA
               Rocky  Mount-Wilson,  NC  BTA
               Savannah,  GA  BTA
               Sumter,  SC  BTA
               Wilmington,  NC  BTA
               Camden  County,  NC
               Currituck  County,  NC
               Dare  County,  NC
               Pasquotank  County,  NC

     This Addendum VI (this "Addendum") dated as of December 8, 2000, contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of July 22, 1998 by the same parties as this Addendum, which Management Agreement was further amended by Addendum I entered into as of July 22, 1998, and further amended by Addendum II entered into as of May 24, 1999, Addendum III entered into as of August 2, 1999,
Addendum IV entered into as of August 26, 1999, and Addendum V entered into as of May 12, 2000. The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modification made by this Addendum the Management Agreement continues in full force and effect.

     Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections of, and Exhibits to, the Management Agreement, unless otherwise noted.

1. LOCAL TELEPHONE EXCHANGE BUILD-OUT. Section 12 of Addendum I to the Management Agreement is deleted in its entirety.

2. COUNTERPARTS. This Addendum may be signed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum VI to be executed by their respective authorized officers as of the date and year first above written.


SPRINTCOM,  INC.


By: /s/ Thomas E. Mateer
   ----------------------
Thomas  E.  Mateer,
Vice  President  -  Affiliations

SPRINT  SPECTRUM  L.P.


By: /s/ Thomas E. Mateer
    ---------------------
Thomas  E.  Mateer,
Vice  President  -  Affiliations

SPRINT  COMMUNICATIONS  COMPANY  L.P.


By: /s/ Ed Mattix
    ----------------------
Ed  Mattix,
Senior  Vice  President  -  Public  Affairs

AIRGATE  PCS,  INC.


By: /s/ Thomas M. Dougherty
    -----------------------
Thomas  M.  Dougherty
President  and  CEO